UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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SERVICETITAN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SERVICETITAN, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 12:00pm PT on Wednesday, June 18, 2025

Dear Stockholders of ServiceTitan, Inc.:

We cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of ServiceTitan, Inc., a Delaware corporation, which will be held virtually on Wednesday, June 18, 2025, at 12:00pm (U.S. Pacific Time). You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTAN2025, where you will be able to listen to the meeting live, submit questions and vote your shares online during the meeting, just as you could at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect three Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, continuations, or postponements thereof.

Our board of directors has fixed the close of business on April 23, 2025 (U.S. Eastern Time) as the record date (the "Record Date") for the Annual Meeting. Only stockholders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending the date prior to the date of the Annual Meeting at our principal executive offices at 800 N. Brand Blvd., Suite 100, Glendale, California 91203. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the accompanying proxy statement.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2025 (the "Annual Report") is first being mailed on or about May 5, 2025 to all stockholders entitled to vote at the Annual Meeting. The accompanying proxy statement and our Annual Report can be accessed by visiting www.proxyvote.com. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About Our Proxy Materials and the Annual Meeting” in this proxy statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

We appreciate your continued support.

By order of the Board of Directors,

Ara Mahdessian Co-Founder, Chief Executive Officer and Chairperson of the Board of Directors

EXECUTIVE SUMMARY

This summary highlights information regarding the 2025 annual meeting of stockholders of ServiceTitan, Inc., a Delaware corporation (referred to herein as the “Company,” “ServiceTitan,” “we,” “us” or “our”) contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. Throughout this proxy statement, we refer to our 2025 annual meeting of stockholders (and any adjournments, continuations, or postponements thereof) as the “Annual Meeting.”

Information about our 2025 Annual Meeting of Stockholders

Date and Time: Wednesday, June 18, 2025, at 12:00pm PT.

Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTAN2025, where you will be able to listen to the meeting live, submit questions, and vote your shares online during the meeting.

Record Date: April 23, 2025. Only holders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment, continuation or postponement of the annual meeting. At the close of business on the Record Date, there were 77,236,428 shares of our Class A common stock outstanding and 13,404,097 shares of Class B common stock outstanding. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to 10 votes on each proposal.

Voting Matters

Proposals		Board Recommendation	Page Number for Additional Information
1	To elect Tim Cabral, William Hsu, and Ara Mahdessian as our Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR	18
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026.	FOR	19

We will also transact such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, we have not received notice of any such business.

Information contained on or accessible through our website is not incorporated by reference in this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members. Each of our current directors, other than Messrs. Mahdessian and Kuzoyan, is independent within the meaning of the listing rules of The Nasdaq Stock Market LLC ("Nasdaq"). Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of May 5, 2025, and certain other information for each of the members of our board of directors with terms expiring at the Annual Meeting, who are also nominees for election as a director at the Annual Meeting, and for each of the other current members of our board of directors.

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms Expiring at the Annual Meeting
Tim Cabral(1)*	I	57	Director	2019	2025	2028
William Hsu(2)	I	49	Director	2015	2025	2028
Ara Mahdessian	I	39	Co-Founder, Chief Executive Officer, Chairperson of the Board	2007	2025	2028

Continuing Directors
Michael Brown(1)(3)	II	53	Director	2018	2026	—
Byron Deeter(2)	II	50	Director	2015	2026	—
Vahe Kuzoyan	II	41	Co-Founder, President and Director	2007	2026	—
Nina Achadjian(2)(3)	III	39	Director	2018	2027	—
Ilya Golubovich(1)	III	39	Director	2007	2027	—
William Griffith(3)	III	53	Director	2016	2027	—

(1) Member of our audit committee.

(2) Member of our nominating and corporate governance committee.

(3) Member of our compensation committee.

* Lead Independent Director

Director Nominees

Tim Cabral. Tim Cabral has served as a member of our board of directors since November 2019. From February 2010 to September 2020, Mr. Cabral served as Chief Financial Officer of Veeva Systems Inc., a cloud-computing company, continued to serve as an Advisor from September 2020 to January 2022 and served as interim Chief Financial Officer from April 2024 to September 2024. From February 2008 to February 2010, Mr. Cabral served as Chief Financial Officer and Chief Operations Officer of Modus Group, LLC, a wireless solutions and services company, and served as Chief Financial Officer and Vice President of Operations for Agistics, Inc., an employee management services company, from March 2005 to June 2007. Prior to joining Agistics, Inc., Mr. Cabral served in various leadership roles in finance at PeopleSoft, Inc., a computer technology company acquired by Oracle Corporation. Mr. Cabral has served on the boards of directors of Veeva Systems Inc., a publicly traded cloud-computing company, since January 2022, SingleStore, Inc., a private cloud database company since March 2021, and Doximity, Inc., a publicly traded online network for medical professionals, since September 2020. He previously served on the board of directors of Apttus Corporation, a software provider, from October 2017 to October 2018, when it was acquired by Thoma Bravo. Mr. Cabral holds a B.S. in Finance from Santa Clara University and an M.B.A. from the Leavey School of Business at Santa Clara University.

Mr. Cabral was selected to serve on our board of directors because of his knowledge of the technology industry and his extensive experience in various financial leadership roles.

William Hsu. William Hsu has served on our board of directors since March 2015. Since September 2011, Mr. Hsu has served as a founding partner of Mucker Capital, a venture capital firm. Prior to founding Mucker Capital, from October 2008 to October 2011, Mr. Hsu served as SVP and Chief Product Officer of AT&T Interactive, a digital advertising and marketing services company. Prior to AT&T Interactive, Mr. Hsu served in various leadership and product management positions at Green Dot Corporation, a financial technology company, eBay Inc., a global commerce and payments platform, and BuildPoint Corporation, a provider of online bid management services acquired by Roper Technologies, Inc. Mr. Hsu began his career in investment banking at Credit Suisse First Boston, a global investment bank. Mr. Hsu currently serves on the boards of directors of several privately held companies. Mr. Hsu holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from the Wharton School of University of Pennsylvania.

Mr. Hsu was selected to serve on our board of directors because of his extensive serving in various leadership and product management roles at technology companies, and his experience serving as a director of various privately held companies.

Ara Mahdessian. Ara Mahdessian is one of our co-founders and has served as our Chief Executive Officer and as a member of our board of directors since June 2007. Mr. Mahdessian holds a B.S. in Management Science and Engineering from Stanford University.

Mr. Mahdessian was selected to serve on our board of directors because of the perspective and experience he brings as our Chief Executive Officer and as a co-founder.

Continuing Directors

Michael Brown. Michael Brown has served as a member of our board of directors since February 2018. Mr. Brown is a General Partner at Battery Ventures, which he joined in December 1998, and he currently serves on the boards of directors of several privately held companies. Mr. Brown was previously a member of the High Technology Group at Goldman Sachs & Co., a global investment bank, from 1996 until 1998 and worked as a Financial Analyst within Goldman’s Financial Institutions Group from 1994 until 1996. Mr. Brown previously served as the chair of the National Venture Capital Association from June 2021 to June 2022, and holds a B.S. in Finance and International Business from Georgetown University.

Mr. Brown was selected to serve on our board of directors because of his extensive experience in the venture capital industry, his knowledge of the technology industry, and his experience serving as a director of various publicly and privately held technology companies.

Byron Deeter. Byron Deeter has served as a member of our board of directors since March 2015. Since April 2005, Mr. Deeter has served as a Partner of Bessemer Venture Partners, a venture capital and private equity investment firm. From April 2004 to April 2005, Mr. Deeter served as a Business Development & Market Development Executive at International Business Machines Corporation, or IBM, a technology and consulting company. From December 1999 to April 2004, Mr. Deeter served in several roles at Trigo Technologies, Inc., a product information management company, which was acquired by IBM in 2004, including co-founder, President, Chief Executive Officer and Vice President of Business Development. Prior to this, Mr. Deeter served as an Associate at TA Associates, a private equity firm, and as an Analyst at McKinsey & Company, a business consulting firm. Mr. Deeter served on the board of directors of Twilio, Inc., a publicly traded cloud communications platform as a service company, from November 2010 to April 2024, and also currently serves on the boards of directors of several privately held companies. He previously served on the board of directors of SendGrid, Inc., a publicly traded customer communication platform, from January 2012 until February 2019, prior to SendGrid’s acquisition by Twilio, in addition to several other publicly traded and privately held companies. Mr. Deeter holds a B.A. in Political Economy from the University of California, Berkeley.

Mr. Deeter was selected to serve on our board of directors because of his extensive experience in the venture capital industry, his knowledge of the technology industry and his experience as a director of publicly and privately held technology companies.

Vahe Kuzoyan. Vahe Kuzoyan is one of our co-founders and has served as our President and as a member of our board of directors, and has led our product and development efforts, since our founding in June 2007. Mr. Kuzoyan holds a B.A. in Neuroscience and a B.S. in Computer Science from the University of Southern California.

Mr. Kuzoyan was selected to serve on our board of directors because of the perspective and experience he brings as our President and as a co-founder.

Nina Achadjian. Nina Achadjian has served as a member of our board of directors since November 2018. Since October 2017, Ms. Achadjian has been an investor at Index Ventures, an international venture capital firm, where she served as Principal from October 2017 to March 2020 and has served as Partner since April 2020. Ms. Achadjian currently serves on the boards of directors of several private technology companies, including Transcend, Inc., Motive Technologies, Inc., Persona Identities, Inc., Seso Inc., Shopmonkey, Inc., and Vizcom Technologies, Inc., among others. Prior to working in the venture capital industry, Ms. Achadjian held an operating role at Google LLC, an internet search and a technology company, and began her career in sales and trading at Citigroup Inc., a global investment bank. Ms. Achadjian holds a B.A. in Government from Harvard University.

Ms. Achadjian was selected to serve on our board of directors because of her extensive experience in the venture capital industry, her knowledge of the technology industry, and her experience serving as a director of various privately held technology companies.

Ilya Golubovich. Ilya Golubovich has served as a member of our board of directors since June 2007. Since April 2023, Mr. Golubovich has served as the Chief Business Officer of A2VE Capital Advisors Ltd., an investment and business advisory firm. He previously served as the founding and managing partner of I2BF Global Ventures, an international venture capital firm, from June 2007 until April 2023. Mr. Golubovich currently serves on the boards of directors of several privately held companies. He previously served on the boards of directors of Presto Automation Inc., a publicly traded provider of technology solutions to the restaurant industry, from April 2017 to February 2024, and Maxwell Technologies, Inc., then a publicly traded manufacturer of energy storage and power deliver solutions, from May 2017 to May 2019, prior to Maxwell’s acquisition by Tesla, Inc., as well as on the boards of directors of several privately held companies. Mr. Golubovich holds a B.S. in Management Science and Engineering from Stanford University.

Mr. Golubovich was selected to serve on our board of directors because of his extensive experience in the venture capital industry, his knowledge of the technology industry, and his experience serving as a director of publicly and privately held technology companies.

William Griffith. William Griffith has served as a member of our board of directors since November 2016. Since January 2013, Mr. Griffith has been a Partner of ICONIQ Capital, LLC, a global investment firm, where he founded ICONIQ Growth, ICONIQ’s venture and growth equity investing platform. Prior to joining ICONIQ, Mr. Griffith worked at Technology Crossover Ventures, a private equity and venture capital firm, from August 2000 to December 2011, where he was a General Partner. Mr. Griffith began his career in investment banking at Morgan Stanley and at the Beacon Group, a private equity firm acquired by JPMorgan Chase. Mr. Griffith has served on the board of directors of Procore Technologies, Inc., a publicly traded construction management software company, since December 2015, and also serves on the boards of directors of several privately-held companies. Previously, Mr. Griffith served on the boards of directors of BlackLine, Inc., a publicly traded enterprise software company, from September 2013 to February 2020, and Orbitz Worldwide, Inc., a publicly traded online travel company, from July 2007 to August 2011. Mr. Griffith holds an M.B.A. from Stanford University Graduate School of Business and an A.B. in History and Engineering from Dartmouth College.

Mr. Griffith was selected to serve on our board of directors because of his experience in the venture capital industry, his knowledge of the technology industry, and his extensive experience as a director of publicly and privately held technology companies.

Director Independence

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that each of our directors, other than Mr. Mahdessian and Mr. Kuzoyan, is “independent” as that term is defined under Nasdaq listing rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

In addition, each member of our audit committee and our compensation committee meets the enhanced independence standards required for such committee members under the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and Nasdaq listing rules.

There are no family relationships among any of our directors or executive officers.

Board of Directors Leadership Structure and Role of Our Lead Independent Director

Our amended and restated bylaws and corporate governance guidelines provides our board of directors with flexibility to combine or separate the positions of chief executive officer and chairperson of our board of directors and to implement a lead independent director in accordance with its determination regarding which structure would be in the best interests of our company. Mr. Mahdessian, our chief executive officer, has served as chairperson of our board of directors and Mr. Cabral has served as our lead independent director since November 2024. As lead independent director, Mr. Cabral presides over all meetings of the board of directors at which the chairperson is not present, including any executive sessions of the independent directors, approves board of directors meeting schedules and agendas and acts as the liaison between the independent directors and our chief executive officer and chairperson of our board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board of Directors Meetings, Attendance and Committees

During our fiscal year ended January 31, 2025, our board of directors held six meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which such director has served as a director and (ii) the total number of meetings held by all committees of our board of directors on which such director has served during the periods that such director has served as a committee member, apart from William Hsu.

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage, but do not require, members of our board of directors to attend.

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until the election and qualification of their successor, their earlier death, resignation or removal, or until as otherwise determined by our board of directors.

Audit Committee

Our audit committee consists of Michael Brown, Tim Cabral and Ilya Golubovich, with Mr. Cabral serving as Chair. Our board of directors has determined that each of our audit committee members meets the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Nasdaq listing rules. Each member of our audit committee also meets the financial literacy and sophistication requirements of the Nasdaq listing rules. In addition, our board of directors has determined that Mr. Cabral is an "audit committee financial expert" within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").

Our audit committee is, among other matters, responsible for the following:

•
appointing, compensating, retaining, evaluating, terminating, and overseeing the work of our independent registered public accounting firm;
•
helping to ensure the independence and performance of our independent registered public accounting firm;
•
discussing the scope of the annual audit with our independent registered public accounting firm, and reviewing, with management and our independent registered public accounting firm, the results of the annual audit;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
establishing procedures for our employees to confidentially and anonymously submit concerns about questionable accounting or audit matters;
•
reviewing our policies on risk assessment and risk management, including responsibility for oversight of risks and exposures associated with financial and cybersecurity risks;
•
reviewing related party transactions; and
•
approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by our independent registered public accounting firm.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and Nasdaq listing rules. A copy of the charter of our audit committee is available on our investor relations website at https://investors.servicetitan.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. During fiscal 2025, our audit committee held eight meetings.

Compensation Committee

Our compensation committee consists of Nina Achadjian, Michael Brown and William Griffith, with Mr. Brown serving as Chair. Our board of directors has determined that each of our compensation committee members meets the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq listing rules. Ms. Achadjian and Mr. Brown are also “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our compensation committee is, among other matters, responsible for the following:

•
reviewing and approving, or making recommendations to our board of directors regarding, the compensation of our Section 16 officers;
•
overseeing our overall compensation philosophy and compensation policies, plans and benefits programs, including those for our Section 16 officers;
•
reviewing and approving any employment and severance agreement arrangements for our Section 16 officers and other members of senior management;
•
administering and overseeing our compliance with our compensation recovery policy required by applicable rules and regulations of the SEC and Nasdaq listing rules;
•
overseeing our succession planning for Ara Mahdessian and Vahe Kuzoyan (our "Co-Founders") and our other officers;
•
evaluating and making recommendations to our board of directors regarding the compensation of our directors; and
•
administering our incentive and equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and Nasdaq listing rules. A copy of the charter of our compensation committee is available on our investor relations website at https://investors.servicetitan.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. During fiscal 2025, our compensation committee held four meetings.

Compensation-Setting Process

Our compensation committee is primarily responsible for overseeing our overall compensation structure, policies, and programs, and reviewing our processes and procedures for the consideration and determination of director and executive officer compensation. In fulfilling its responsibilities, our compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee. In addition, the primary objective of our compensation committee is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management to achieve our corporate goals and strategies, and the alignment of the interests of management with the long-term interests of our stockholders. Our compensation committee considers recommendations from our Chief Executive Officer and our President regarding the compensation of our executive officers other than themselves.

Our compensation committee may obtain the advice of compensation consultants, independent legal counsel, and other advisers. During the fiscal year ended January 31, 2025, our compensation committee retained Compensia,

Inc. ("Compensia"), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our compensation committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured.

Compensation Committee Interlocks and Insider Participation

None of the current members of our compensation committee, or any member that served during the past fiscal year, is or has been an officer or employee of our company. None of the current members of our compensation committee, nor any member who served on the committee during the past fiscal year, had any relationship requiring disclosure under Item 404 of Regulation S-K, apart from William Griffith. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our compensation committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Nina Achadjian, Byron Deeter and William Hsu, with Mr. Deeter serving as Chair. Our board of directors has determined that each of our nominating and corporate governance committee members meets the definition of “independent director” for purposes of serving on the nominating and corporate governance committee under Nasdaq listing rules.

Our nominating and corporate governance committee is, among other matters, responsible for the following:

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identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;
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evaluating the performance of our board of directors and of individual directors;
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considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
•
reviewing developments in and evaluating the adequacy of our corporate governance practices and reporting; and
•
developing and making recommendations to our board of directors regarding our corporate governance guidelines and other governance matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and Nasdaq listing rules. A copy of the charter of our nominating and corporate governance committee is available on our investor relations website at https://investors.servicetitan.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. Our nominating and corporate governance committee was formed in December 2024, in connection with our initial public offering, and held no meetings during fiscal 2025.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees, which may include reviewing candidates whom our stockholders have properly submitted for recommendation or retaining a third-party executive search firm to identify and review candidates.

Our nominating and corporate governance committee, in recommending director candidates for election to our board of directors, and our board of directors, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature business judgments.

In evaluating director candidates, our nominating and corporate governance committee and our board of directors may also consider the following criteria as well as any other factor that they deem to be relevant:

•
the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
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the candidate’s experience as a board member of other companies, including service on the board of directors of another publicly held company;
•
the candidate’s professional and academic experience relevant to our industry;
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the strength of the candidate’s leadership skills;
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the candidate’s experience in finance and accounting and/or executive compensation practices; and
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whether the candidate has the time required for preparation, participation, and attendance at board of director meetings and committee meetings, if applicable.

In addition, our board of directors will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Our board of directors believes that the procedures set forth in our nominating and corporate governance committee charter and our amended and restated bylaws are currently sufficient and that the establishment of a formal policy is not necessary. There would be no difference in the evaluation process of a director candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any other means.

Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the director nominee criteria described above that is applicable to all director candidates. This process is designed to ensure that our board of directors includes members with skills and experiences, including appropriate financial and other expertise, relevant to our business. Stockholders may recommend a candidate for nomination by submitting the recommendation in writing to the attention of our Secretary at ServiceTitan, Inc., 800 N. Brand Blvd., Suite 100, Glendale, California 91203. Such recommendation must include detailed biographical data for and relevant qualifications of the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, if nominated and elected, and information regarding any relationships between the candidate and the Company. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at ServiceTitan, Inc., 800 N. Brand Blvd., Suite 100, Glendale, California 91203.

To be timely for our 2026 annual meeting of stockholders, the nomination must be delivered, or mailed and received, no earlier than the close of business on February 18, 2026 and no later than the close of business on March 20, 2026, or in the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, no earlier than the close of business on the 120th day before our 2026 annual meeting of stockholders and no later than the close of business on the later of either (i) the 90th day prior to our 2026 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2026 annual meeting of stockholders. In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for the Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

Communications with Non-Management Members of Our Board of Directors

Interested parties wishing to communicate with our non-management members of our board of directors may do so by writing to the particular non-management member or members of our board of directors, and mailing the correspondence via registered or overnight mail to the attention of our Secretary at ServiceTitan, Inc., 800 N. Brand Blvd., Suite 100, Glendale, California 91203. Each communication should set forth (i) the name and address of the interested party (as it appears on our books, if applicable) and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary, in consultation with appropriate members of our board of directors, as necessary, will review all incoming communications and, if appropriate, forward such communications to the appropriate non-management member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors or the Lead Independent Director if the Chairperson of our board of directors is not independent.

Corporate Governance Guidelines and Code of Ethics and Conduct

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and the responsibilities of members of committees of our board of directors. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, President, Chief Financial Officer, and Chief Accounting Officer. The full texts of our Corporate Governance Guidelines and our Code of Ethics

and Conduct and Ethics are posted on our investor relations website at https://investors.servicetitan.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. We will post amendments to our Corporate Governance Guidelines and our Code of Ethics and Conduct and any waivers of our Code of Ethics and Conduct for directors and executive officers on the same website.

Insider Trading, Anti-Hedging and Anti-Pledging Policies

Our board of directors has adopted an Insider Trading Compliance Policy and Procedures, which applies to all of our directors, officers, and employees, and that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq rules. This policy was filed as Exhibit 19.1 to our 2025 Annual Report. Among its provisions, the policy prohibits those covered by the policy from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or from pledging our securities as collateral for a loan, purchasing our securities on margin (i.e., borrowing money to purchase the securities), or placing our securities in a margin account.

Risk Oversight

Our board of directors recognizes the oversight of risk management as one of its primary responsibilities and central to maintaining an effective, risk-aware and accountable organization. The oversight responsibility of our board of directors and its committees is supported by management reporting processes that are designed to provide visibility to our board of directors regarding the identification, assessment and management of risks and management’s strategic approach to risk mitigation. The Chair of our audit committee meets with our Chief Financial Officer and Chief Legal Officer on a regular basis to identify and discuss risks and exposures, and escalate potential issues to our audit committee or board of directors, as appropriate.

While our board of directors maintains ultimate responsibility for the oversight of risk, it has implemented a multi-layered approach that delegates certain responsibilities to the appropriate board committees to ensure that these primary areas of focus are discussed in appropriate detail and that a full understanding of the applicable risk is obtained. Our board of directors and its committees oversee risks associated with their respective areas of responsibility. Each board committee meets in executive session with key management personnel and representatives of outside advisors as required or requested. Our board of directors may delegate additional risk areas to its committees in the future.

Board’s Role in Data Privacy and Cybersecurity Oversight

While our board of directors maintains ultimate responsibility for the oversight of our data privacy and cybersecurity program and risks, it has delegated certain responsibilities to our audit committee. Our board of directors and audit committee’s principal role is one of oversight, recognizing that management is responsible for the design, implementation, and maintenance of an effective program for protecting against and mitigating data privacy and cybersecurity risks. The audit committee assists our board of directors in enhancing its understanding of cybersecurity issues by overseeing our information security programs, strategy, policies, standards, architecture, processes, and significant risks, as well as overseeing responses to security and data incidents, as appropriate.

Our audit committee receives updates periodically from our CISO and CTO on significant data privacy and security risks, and may include any significant incidents, relevant industry developments, threat vectors and significant risks identified in periodic penetration tests or vulnerability scans. These updates may also include significant legal and legislative developments concerning data privacy and security, our approach to complying with applicable law, and significant engagement with regulators concerning data privacy and cybersecurity. Our audit committee provides updates to the board of directors on such reports. For additional information regarding our cybersecurity governance, please refer to our 2025 Annual Report.

Non-Employee Director Compensation

Prior to the completion of our initial public offering, we did not maintain a formalized non-employee director compensation program, though we typically provided non-employee directors who are not affiliated with one of our significant investors an equity award in connection with the director’s commencement of service on our board of directors and an additional equity award after the initial equity award fully vests. Consistent with this approach, in April 2024, we granted Mr. Cabral 2,957 RSUs, which will vest in full on the first anniversary of the date of grant of the RSUs, subject to Mr. Cabral’s continued service to us through (i) such anniversary date and (ii) the period ending two weeks following the expiration of the lock-up period associated with our initial public offering.

In connection with our initial public offering, we adopted a non-employee director compensation program (the "Director Compensation Program"), pursuant to which our non-employee directors are eligible to receive cash compensation and equity awards for service on our board of directors.

Under the Director Compensation Program, our non-employee directors are eligible to receive cash compensation as follows:

•
Each non-employee director receives an annual cash retainer in the amount of $35,000. Any non-executive chairperson of our board of directors receives an additional annual cash retainer in the amount of $35,000.
•
Any lead independent director of our board of directors receives an additional annual cash retainer in the amount of $20,000.
•
The Chair and each member of our audit committee receives additional cash compensation in the amount of $20,000 and $10,000 per year, respectively, for service on our audit committee.
•
The Chair and each member of our compensation committee receives additional cash compensation in the amount of $15,000 and $7,500 per year, respectively, for service on our compensation committee.
•
The Chair and each member of our nominating and corporate governance committee receives additional cash compensation in the amount of $8,000 and $4,000 per year, respectively, for service on the nominating and corporate governance committee.

All annual cash retainers are paid quarterly in arrears promptly following the end of the applicable quarter, and prorated for partial quarters of service.

Commencing with the completion of our initial public offering, if a non-employee director is initially appointed or elected to our board of directors, that director will automatically be granted an award of RSUs having a value of $400,000, with the number of shares of our Class A common stock underlying the award determined using our standard method of conversion as of the grant date. The initial award will vest in substantially equal quarterly installments over four years from the earliest of March 15, June 15, September 15 or December 15 following the grant date, subject to continued service with us through the applicable vesting date.

Each non-employee director who has been serving on our board of directors for at least four months prior to, and continues to serve immediately after, each annual meeting of stockholders will automatically be granted on the date of the annual meeting of stockholders an award of that number of RSUs by dividing $200,000 divided by the value of a share of our Class A common stock derived using our standard method of conversion as of the grant date. Each annual award will fully vest on the earliest of March 15, June 15, September 15 or December 15 following the first anniversary of the grant date, subject to continued service with us through the applicable vesting date.

Non-Employee Director Compensation Table

The following table contains information concerning the compensation of our non-employee directors for service during the fiscal year ended January 31, 2025. Messrs. Mahdessian and Kuzoyan did not receive additional compensation for their service as directors, and both Ms. Achadjian and Mr. Griffith have waived cash compensation under the Director Compensation Program.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)	Total ($)
Nina Achadjian	—	—	—	—
Michael Brown	8,315	—	—	8,315
Tim Cabral	10,394	185,995	—	196,389
Byron Deeter	5,959	—	—	5,959
Sameer Dholakia(4)	—	—	—	—
Ilya Golubovich	6,236	—	—	6,236
William Griffith	—	—	—	—
William Hsu	5,405	—	—	5,405
Diya Jolly(5)	—	—	—	—

(1)
Amounts reflect the cash retainers earned by the directors for their service during the fiscal year ended January 31, 2025 pursuant to our Non-Employee Director Compensation Policy.
(2)
Amounts reflect the grant-date fair value of stock awards granted during fiscal 2025 calculated in accordance with ASC Topic 718. In accordance with our informal non-employee director compensation policy as was in place prior to the completion of our initial public offering, upon the vesting of Mr. Cabral’s initial equity award, Mr. Cabral received a grant of 2,957 RSUs on April 11, 2024 with a grant date fair value of $185,995. See Note 2 to our consolidated financial statements in our 2025 Annual Report for the assumptions used in calculating these values.
(3)
The following table lists all outstanding equity awards held by non-employee directors as of January 31, 2025:

Name	Number of Shares Underlying Outstanding Options at Fiscal Year End	Number of Shares Underlying RSUs at Fiscal Year End
Tim Cabral	67,500	2,957
Sameer Dholakia	32,500	—
Diya Jolly	28,333	—

(4)
Mr. Dholakia stepped down from our board of directors in November 2024. Mr. Dholakia is a Partner at Bessemer Venture Partners and entities affiliated with Bessemer Venture Partners. For additional information related to Bessemer Venture Partners’ beneficial holdings, see the section titled “Security Ownership of Certain Beneficial Owners and Management."
(5)
Ms. Jolly stepped down from our board of directors in June 2024.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

We currently have nine directors on our board of directors. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. Three of our Class I directors, Messrs. Cabral, Hsu and Mahdessian, are standing for election at the Annual Meeting for a three-year term.

Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation or removal. We expect that any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. Members of our board of directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of our voting stock entitled to vote at an election of directors.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Messrs. Cabral, Hsu and Mahdessian as nominees for election as Class I directors at the Annual Meeting. If elected, each of Messrs. Cabral, Hsu, and Mahdessian will serve as a Class I director until our 2028 annual meeting of stockholders and until his successor is duly elected and qualified. Each of the nominees is currently a director of our company. For additional information regarding our nominees for our board of directors, refer to the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Messrs. Cabral, Hsu, and Mahdessian. Messrs. Cabral, Hsu, and Mahdessian have each agreed to serve as a director if elected; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality of votes cast of the shares of our common stock present virtually or by proxy at the Annual Meeting to be approved. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Broker non-votes and "WITHHOLD" votes are not considered as votes cast on this proposal and, accordingly, will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending January 31, 2026. Our board of directors has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PwC is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PwC also served as our independent registered public accounting firm for our fiscal year ended January 31, 2025, and has served as our independent registered public accounting firm since 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in, or any connection with, us in any capacity other than as our auditors, providing audit and non-audit related services. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of PwC, our audit committee will consider this fact when it determines whether to retain PwC. Even if our stockholders ratify the appointment of PwC, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by PwC for our fiscal years ended January 31, 2024, and January 31, 2025, respectively.

	Fiscal 2024	Fiscal 2025
	(in thousands)
Audit fees(1)	$3,611	$3,889
Audit-Related Fees	—	—
Tax Fees(2)	181	162
All Other Fees(3)	3	2
Total Fees	$3,795	$4,053

(1) Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our unaudited interim financial statements, and statutory and regulatory filings or engagements, including for the fiscal years ended January 31, 2025 and 2024, services provided in connection with the submission of our draft registrations statements, S-1 filings and other services related to our initial public offering.

(2) Tax fees comprise fees for a variety of permissible services relating to tax compliance, tax studies, and tax advice.

(3) All other fees consist of license fees for accounting software.

Auditor Independence

In our fiscal year ended January 31, 2025, there were no other professional services provided by PwC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit services, audit-related services and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by PwC for our fiscal year ended January 31, 2025, were pre-approved by our audit committee pursuant to this policy.

Vote Required

The ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending January 31, 2026, requires the affirmative vote of the holders of a majority in voting power of the votes cast of the shares of our common stock present virtually or by proxy at the Annual Meeting, excluding abstentions and broker non-votes. Abstentions are not considered to be votes cast and, accordingly, will have no effect on this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect broker non-votes in connection with this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The material in this report is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act, except as otherwise expressly stated in such filing.

The audit committee is a committee of our board of directors comprised solely of independent directors as required by The Nasdaq Stock Market LLC (“Nasdaq”) rules and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2025 with management and PwC;
•
discussed with PwC the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PwC its independence.

Based on the above-mentioned reviews and discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2025, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Tim Cabral (Chair)

Michael Brown

Ilya Golubovich

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of May 5, 2025. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Name	Age	Position

Ara Mahdessian	39	Co-Founder, Chief Executive Officer and Chairperson of the Board of Directors

Vahe Kuzoyan	41	Co-Founder, President and Director

Dave Sherry	41	Chief Financial Officer

For biographical information for Mr. Mahdessian and Mr. Kuzoyan, refer to the section titled “Board of Directors and Corporate Governance.”

Dave Sherry. Dave Sherry has served as our Chief Financial Officer since June 2023. Prior to joining us, from May 2019 to June 2023, Mr. Sherry served as Chief Financial Officer at QuintoAndar, Ltd., a real estate marketplace headquartered in Brazil. From June 2018 to May 2019, Mr. Sherry served as a Growth Operating Partner at Accel, a venture capital firm, and from June 2012 to February 2018, Mr. Sherry worked at Lightspeed Commerce Inc., a point-of-sale and e-commerce software provider, initially as a finance and operations leader and from January 2014 to February 2018 as its Chief Financial Officer. Mr. Sherry holds a B.B.A from University of Michigan and an M.B.A. from Stanford University Graduate School of Business.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. Our NEOs for fiscal 2025 are as follows:

•
Ara Mahdessian, our Co-Founder and Chief Executive Officer;
•
Vahe Kuzoyan, our Co-Founder and President; and
•
Dave Sherry, our Chief Financial Officer.

Summary Compensation Table

The following table and the amounts therein sets forth total compensation paid to our NEOs for the periods presented.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Ara Mahdessian	2025	461,796	131,781,064	439,929	726,419	133,409,208
Chief Executive Officer	2024	457,577	6,003,356	166,327	585,139	7,212,399
Vahe Kuzoyan	2025	461,796	131,781,064	439,929	1,200	132,683,989
President	2024	457,577	6,003,356	166,327	1,200	6,628,460
Dave Sherry	2025	436,668	8,000,062	338,001	32,050	8,806,781
Chief Financial Officer	2024	275,001	14,728,473	104,179	65,996	15,173,649

(1)
The amounts reported represent the aggregate grant date fair value of RSUs granted during 2025, calculated in accordance with ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to vesting conditions. See Note 2 and Note 13 to our consolidated financial statements in our 2025 Annual Report for the assumptions used in calculating these values. These amounts do not reflect the actual economic value that may be realized by the NEO.
(2)
The amounts reported for fiscal 2025 represent performance-based bonuses that were earned by our NEOs based on performance during fiscal 2025 and paid during March 2025.
(3)
The amounts reported represent for fiscal 2025, personal security services, technology allowances, 401(k) matching contributions, and reimbursement for tax preparation, as follows:

Name	Fiscal Year	Personal Security Services ($)	Technology Allowance ($)	401(k) Plan Matching Contributions ($)	Tax Preparation Reimbursement ($)(a)	Total ($)
Ara Mahdessian	2025	725,219	1,200	—	—	726,419
Vahe Kuzoyan	2025	—	1,200	—	—	1,200
Dave Sherry	2025	—	1,200	10,850	20,000	32,050

(a)
In connection with Mr. Sherry’s commencement of employment with us in fiscal 2024, he was eligible for reimbursement of up to $20,000 in connection with the preparation of his 2023 tax return. Such reimbursement was provided in November 2024.

Narrative to Summary Compensation Table

Fiscal 2025 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For fiscal 2025, our Co-Founders’ annual base salaries were initially $458,000, and subsequently increased in October 2024 to $460,000. Mr. Sherry’s annual base salary was $433,334.

Our board of directors and compensation committee may adjust base salaries from time to time at their discretion.

Fiscal 2025 Annual Performance-Based Cash Bonus Program

We maintain an annual performance-based cash bonus program in which each of our NEOs participated during fiscal 2025. Each NEO’s target bonus payout is determined by the achievement of our company meeting certain corporate goals at target level. Under the performance-based cash bonus program, each NEO’s target bonus amount is expressed as a percentage of base salary.

For fiscal 2025 the target bonus amount for each of Mr. Mahdessian, Kuzoyan, and Sherry was 80%, 80%, and 65%, of the NEO's annual base salary, respectively. Under our annual performance-based cash bonus program, bonus amounts earned were based on achievement of certain performance goals set by our board of directors relating to certain financial metrics, each with threshold, target, and stretch performance levels and may be adjusted based on our board of directors’ or compensation committee’s assessment of individual performance. In March 2025, our board of directors and our compensation committee determined that the corporate goals were achieved at 120% for fiscal 2025. The bonus amounts awarded to our NEOs under our annual performance-based cash bonus program are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Our compensation committee and board of directors may adjust the target bonus opportunities of, or award discretionary bonuses to, our NEOs from time to time in their discretion.

Fiscal 2025 Equity-Based Awards

We have granted stock options and RSUs to our employees, including our NEOs, to attract and retain them, as well as to align their interests with the interests of our stockholders. Each RSU represents the right to receive one share of our Class A or Class B common stock after vesting.

In April 2024, we granted Mr. Sherry an award of 127,187 RSUs in connection with our annual review process. The RSUs have a seven-year term and vest based on the satisfaction of a service-based vesting condition and a liquidity event vesting condition. The service-based vesting condition is satisfied as to 1/16 of the total number of RSUs on each quarterly anniversary of June 15, 2024, subject to continued service with us. The liquidity event vesting condition will be satisfied upon the earlier of (i) two weeks following the last expiration date of lock-up period following our initial public offering or (ii) a sale of our company (as defined in our 2015 Stock Plan (our "2015 Plan")); provided that the liquidity event vesting condition will be deemed to have been met for any RSUs for which the service-based vesting condition had been met, if the named executive officer experienced a termination effected by us other than for cause, death or disability or by the named executive officer for good reason, in each case, within the period commencing three months prior to, and including the effective date of, a sale of our company.

On October 21, 2024, our board of directors approved the one-time grant of 3,241,544 performance-based RSUs (the “Co-Founder PSUs”), to each of Messrs. Mahdessian and Kuzoyan, a portion of which is intended to replace a performance-based stock option held by each executive that was forfeited in connection with the grant of the Co-Founder PSUs. Each Co-Founder PSU represents the right to receive one share of our Class B common stock following vesting. The Co-Founder PSUs vest on or after 180 days following the completion of our initial public offering in four separate tranches in the event the stock price hurdles in the table below are achieved, generally, subject to the executive being employed as Chief Executive Officer, co-Chief Executive Officer or President as of the vesting date.

Tranche	Stock Price Hurdle	Number of Co-Founder PSUs Scheduled to Vest
1	$140.00	144,788
2	$240.00	1,032,252
3	$340.00	1,032,252
4	$440.00	1,032,252

For the purposes of determining whether a stock price hurdle has been achieved, for Tranche 1, the trailing six-month, and for Tranches 2 through 4, the trailing six months and 90-day volume-weighted average closing trading price for a share of our Class A common stock must equal or exceed the applicable stock price hurdle, provided that in the event of a Change in Control (as defined in the Service Titan, Inc. Change in Control and Severance Policy, or the Policy) the greatest per share amount to be paid in connection with the Change in Control will be used to determine final stock price hurdle achievement (utilizing linear interpolation if such amount falls between two stock price hurdles). In the event Mr. Mahdessian or Mr. Kuzoyan no longer serves as any of our Chief Executive Officer, co-Chief Executive Officer or President as a result of his death, Disability (as defined in the Policy), a termination of employment effected by us for other than Cause (as defined in the Policy), a resignation by the executive for Good Reason (as defined in the Policy) or, if mutually agreed between the executive and our board of directors, as part of a transition to a different role with us, then the Co-Founder PSUs held by the executive will remain eligible to vest upon achievement of the stock price hurdles during the succeeding six-month period. Any Co-Founder PSUs that remain unvested as of October 21, 2034 will automatically forfeit.

In connection with the grant of the Co-Founder PSUs, we canceled an option to purchase 170,338 shares of our Class B common stock held by each of Mr. Mahdessian and Mr. Kuzoyan that was scheduled to vest upon, among other requirements, the six-month average closing trading price of our Class A common stock equaling or exceeding $234.83.

In connection with the reclassification of all outstanding shares of our common stock into an equal number of shares of Class A common stock that occurred in connection with our initial public offering (the “Reclassification”), we approved the designation of the shares of our common stock underlying all equity awards held by our Co-Founders under our 2015 Plan, including the Co-Founder PSUs, as Class B common stock, effective immediately prior to the completion of our initial public offering (the “Equity Award Designations”) pursuant to which the shares of our common stock underlying stock options and RSUs held by Messrs. Mahdessian and Kuzoyan, including the Co-Founder PSUs, were designated as Class B common stock.

In December 2024, we adopted the 2024 Incentive Award Plan (our “2024 Plan”) to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs) and consultants of our company and certain of our affiliates and to enable us to obtain and retain services of these individuals, which is essential to our long-term success.

Retirement Savings and Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for all U.S. employees, including our NEOs, who satisfy certain eligibility requirements. Under our 401(k) plan, eligible employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We may match contributions made by our employees, including our NEOs, on a discretionary basis. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including health, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites and Other Personal Benefits

All of our employees are eligible for a technology allowance of $100 per month to help offset the cost of personal technology devices and home internet service. Otherwise, we determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. During fiscal 2025 outside of company-provided security for Mr. Mahdessian and assistance with tax preparation for Mr. Sherry, we did not provide any perquisites or personal benefits to our NEOs not otherwise made available to our other employees. As described above under the section titled “Summary Compensation Table,” in connection with Mr. Sherry’s commencement of employment with us in fiscal 2024, we agreed to reimburse Mr. Sherry up to $20,000 for advisory services in connection with the preparation of his 2023 tax return, subject to his continued employment with us, which such reimbursement was provided in November 2024.

Outstanding Equity Awards at Year-End

The following table sets forth information regarding outstanding equity awards held by our executive officers as of January 31, 2025:

			Option Awards(1)				Stock Awards(1)
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ara Mahdessian	12/2/2020		681,353	—	12.72	12/8/2030
	12/2/2020		340,676	—	12.72	12/8/2030
	12/12/2024	(3)	—	170,338	12.72	12/8/2030
	6/15/2023	(4)							96,393	9,906,309
	N/A	(5)							3,241,544	333,133,477
Vahe Kuzoyan	12/2/2020		681,353	—	12.72	12/8/2030
	12/2/2020		340,676	—	12.72	12/8/2030
	12/12/2024	(3)	—	170,338	12.72	12/8/2030
	6/15/2023	(4)							96,393	9,906,309
	N/A	(5)							3,241,544	333,133,477
Dave Sherry	6/15/2023	(6)					110,854	11,392,466
	12/15/2025	(7)					59,122	6,075,968
	6/15/2024	(4)							127,187	13,071,008

(1)
Options and RSUs held by Messrs. Mahdessian and Kuzoyan, including the Co-Founder PSUs, are exercisable into or settled in shares of our Class B common stock. All other options and RSUs are exercisable into or settled in shares of our Class A common stock.
(2)
Amounts are calculated by multiplying the number of shares shown in the table by $102.77, which was the closing per share price of our Class A common stock as of January 31, 2025.
(3)
Option vests and becomes exercisable as to 25% of the underlying shares on the first anniversary of the completion of our initial public offering and as to 1/48th of the underlying shares each month thereafter, in each case, subject to continued service with us.
(4)
RSUs require the satisfaction of two requirements to vest: a service-based requirement and a liquidity event requirement. The liquidity event requirement will be satisfied on the earlier of (a) two weeks after the expiration of any market stand-off or lock-up period imposed in connection with our initial public offering or (b) a sale of our company, subject to continued service with us or the named executive officer experiencing a termination effected by us without cause or by the named executive officer for good reason, in each case, within the period commencing three months prior to a sale of our company and ending on the first anniversary of such sale. The service-based requirement is satisfied in substantially equal installments on the first 16 quarterly anniversaries of the vesting commencement date, subject to continued service with us through the applicable date.
(5)
RSUs vest on or after 180 days following our initial public offering in four separate tranches in the event the stock price hurdles are achieved, generally, subject to the executive being employed as Chief Executive Officer, co-Chief Executive Officer or President as of the vesting date. The stock prices hurdle is considered achieved if, for Tranche 1, the six-month, and for Tranches 2 through 4, the trailing six months and 90-day, volume-weighted average closing trading price for a share of our Class A common stock must equal or exceed the applicable stock price hurdle.
(6)
RSUs vest as to 25% of the total number of RSUs on the first anniversary of the vesting commencement date and as to 1/16th of the total number of RSUs on each of the quarterly anniversaries of the vesting commencement date thereafter, in each case, subject to continued service with us.
(7)
RSUs vest in four substantially equal quarterly installments with the first such installment vesting on March 15, 2026, subject to continued service with us.

Executive Compensation Arrangements

We have entered into proprietary information and invention assignment agreements with each of our NEOs. In addition, we have entered into an amended and restated offer letter with Mr. Sherry (the "Sherry Offer Letter"), that provides for Mr. Sherry’s continued service as our Chief Financial Officer with an annualized base salary of $433,334 and a target annual bonus opportunity of 65% of base salary for fiscal 2025. The Sherry Offer Letter provides for Mr. Sherry’s eligibility to receive equity awards under our 2024 Plan, as determined in the sole discretion of our board of directors or our compensation committee, and participate in the Change in Control Policy (as defined below) pursuant to the terms of his participation agreement under the Policy. As described within the section titled “—Narrative to Summary Compensation Table—Perquisites and Other Personal Benefits,” the Sherry Offer Letter also provided for Mr. Sherry to be reimbursed up to $20,000 for advisory services in connection with his 2023 taxes, subject to continued employment.

Change in Control and Severance

Change in Control and Severance Policy

Our board of directors has adopted the ServiceTitan, Inc. Change in Control and Severance Policy (the “Change in Control Policy”), and we have entered into participation agreements under the Change in Control Policy with each of our NEOs. Under the Change in Control Policy, in the event an NEO’s employment with us is terminated by us without Cause (as defined in the Change in Control Policy) or due to the NEO’s death or Disability (as defined in the Change in Control Policy) or by the NEO for Good Reason (as defined in the Change in Control Policy), then, subject to the timely delivery of a general release of claims, the NEO will be entitled to receive continued base salary payable in accordance with our regular payroll procedures for a period of 12 months, in the case of Messrs. Mahdessian and Kuzoyan, or six months, in the case of Mr. Sherry, a prorated target bonus for the year of termination payable in a cash lump sum, and up to 12 months of company-funded healthcare continuation coverage. In the event such termination occurs within the period commencing three months prior to a Change in Control (as defined in the Change in Control Policy) and ending on the first anniversary of the Change in Control, then, in lieu of the foregoing severance amounts, the NEO is entitled to receive a lump sum cash payment in an amount equal to 12 months of base salary, 100% of the NEO’s target bonus opportunity for the year of termination payable in a cash lump sum, up to 12 months of company-funded healthcare continuation coverage and full vesting acceleration of all equity awards (based on the greater of target or actual performance for performance-based awards unless otherwise provided for in the applicable award agreement).

The Co-Founder PSUs are governed by the terms of the applicable award agreements, as summarized below under "—Co-Founder PSUs” and within the section titled “—Narrative to Summary Compensation Table—Equity-Based Awards,” and are not subject to acceleration pursuant to the Change in Control Policy.

Co-Founder PSUs

As summarized within the section titled “—Narrative to Summary Compensation Table—Equity-Based Awards,” in the event of a Change in Control, the Co-Founder PSUs will vest based on the highest per share amount paid to a stockholder with performance between stock price hurdles determined using linear interpolation, and any Co-Founder PSUs that remain unvested following such determination will be forfeited. In the event Mr. Mahdessian or Mr. Kuzoyan no longer serves as any of our Chief Executive Officer, co-Chief Executive Officer or President due to his death, Disability, a termination of employment effected by us without Cause, a resignation for Good Reason or, if mutually agreed between the executive and our board of directors, they transition to a different role with us, then the executive will remain eligible to vest into the Co-Founder PSUs based on stock price hurdle achievement during the six-month period following such termination or transition.

Other Compensation Information

Compensation “Clawback” Policy

Our compensation committee recommended, and our board of directors adopted, a financial restatement clawback policy in accordance with applicable rules and regulations of the SEC and Nasdaq listing rules, which became effective as of December 2024 (the “Financial Restatement Clawback Policy”). Consistent with these requirements, the Financial Restatement Clawback Policy provides that, subject to the limited exemptions permitted under these requirements, if we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements under applicable securities laws, we must recover from covered executive officers any incentive-based compensation received by them while they were an executive officer, after December 11, 2024 and during the applicable recoupment period (which generally includes the three completed fiscal years prior to the date we conclude, or reasonably should have concluded, that we are required to prepare, or the date on which a court, regulator or other legally authorized body directs us to prepare, a financial restatement) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

Practices Related to the Timing of Grants of Certain Equity Awards

Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. Our compensation committee uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to our compensation committee before granting an equity award. We did not grant option awards to our NEOs in fiscal 2025. Accordingly, during fiscal year 2025, we did not grant stock options or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of January 31, 2025. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	(b) Weighted- average exercise price of outstanding options, warrants and rights ($)(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders(2)	18,683,730	14.55	21,947,870	(3)(4)
Equity compensation plans not approved by security holders	—	—	—
Total	18,683,730	14.55	21,947,870

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to RSUs.
(2)
Consists of our 2015 Plan, our 2024 Plan, and our 2024 Employee Stock Purchase Plan (our “2024 ESPP”). Following our initial public offering, we did not grant any awards under our 2015 Plan, but all outstanding awards under the plan continue to be governed by their existing terms. The shares of Class A common stock underlying any awards granted under our 2015 Plan or 2024 Plan that are forfeited, canceled, or otherwise terminated (other than by exercise) and the shares of Class A common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under our 2024 Plan.
(3)
Does not include purchase rights accruing under our 2024 ESPP because no purchase rights (and, therefore, no number of shares to be purchased) accrued as of January 31, 2025. We have not yet offered the 2024 ESPP plan to employees, consultants, or directors.
(4)
Consists of shares available for future issuance under our 2024 ESPP, our 2024 Plan, and our 2015 Plan. As of January 31, 2025, 3,164,606 shares of common stock were available for future issuance under our 2024 ESPP, 17,461,163 shares of common stock were available for issuance under our 2024 Plan, and 1,322,101 shares of common stock were available for issuance under our 2015 Plan. The shares available for issuance under our 2015 Plan were incorporated into our 2014 Plan in February 2026.
(5)
Our 2024 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2025, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our 2024 Plan administrator. Our 2024 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2025, by 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our administrator of our 2024 ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, for:

•
each of our current directors and nominees for director;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 77,226,513 shares of our Class A common stock and 13,404,097 shares of our Class B common stock outstanding as of March 31, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ServiceTitan, Inc., 800 N. Brand Blvd., Suite 100, Glendale, California 91203. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Class A Common Stock		Class B Common Stock		% of Total Voting
	Shares	%	Shares	%	Power
5% Stockholders:
Entities affiliated with Battery(1)	4,827,441	6.3%	—	*	2.3%
Entities affiliated with Bessemer(2)	9,003,571	11.7%	—	*	4.3%
Entities affiliated with ICONIQ Growth(3)	15,510,988	20.1%	—	*	7.3%
Entities affiliated with TPG(4)	5,107,469	6.6%	—	*	2.4%

Named Executive Officers and Directors:
Ara Mahdessian(5)	—	*	7,166,048	49.7%	32.4%
Vahe Kuzoyan(6)	—	*	8,282,107	57.4%	37.4%
David Sherry(7)	39,331	*	—	*	*
Nina Achadjian(8)	1,967,972	2.5%	—	*	*
Michael Brown(9)	4,827,441	6.3%	—	*	2.3%
Tim Cabral(10)	77,385	*	—	*	*
Byron Deeter(11)	9,003,571	11.7%	—	*	4.3%
Ilya Golubovich	—	*	—	*	*
William Griffith(12)	15,510,988	20.1%	—	*	7.3%
William Hsu	—	*	—	*	*
All current executive officers and directors as a group (11 persons)(13)	31,426,688	40.7%	15,448,155	100.0%	80.2%

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Based on our records and a Schedule 13G filed with the SEC on February 14, 2025 with respect to shares of our common stock owned as of December 31, 2024. Consists of (i) 1,786,980 shares of Class A common stock held by Battery Ventures XI-A, L.P. ("BV XI-A"), (ii) 472,152 shares of Class A common stock held by Battery Ventures XI-B, L.P. ("BV XI-B"), (iii) 1,856,557 shares of Class A common stock held by Battery Ventures XI-A Side Fund, L.P. ("BV XI-A SF"), (iv) 402,579 shares of Class A common stock held by Battery Ventures XI-B Side Fund, L.P. ("BV XI-B SF"), (v) 82,803 shares of Class A common stock held by Battery Investment Partners XI, LLC ("BIP XI"), (vi) 205,999 shares of Class A common stock held by Battery Ventures Select Fund I, L.P. ("BV Select I"), and (vii) 20,371 shares of Class A common stock held by Battery Investment Partners Select Fund I, L.P. ("BIP Select I").

The sole general partner of BV XI-A and BV XI-B is Battery Partners XI, LLC ("BP XI"). The sole general partner of BV XI-A SF and BV XI-B SF is Battery Partners XI Side Fund, LLC ("BP XI SF"). The sole managing member of BIP IX is BP IX. The sole general partner of BV Select I is Battery Partners Select Fund I, L.P. whose sole general partner is Battery Partners Select Fund I GP, LLC ("BP Select I"). The sole general partner of BIP Select I is BP Select I. The investment advisor of BP XI, BP XI SF, and BP Select I is Battery Management Corp. The managing members of BP XI who may be deemed to share voting and dispositive power with respect to the shares held by BV XI-A, BV XI-B and BIP XI are Neeraj Agrawal, Michael Brown, Jesse Feldman, Russell Fleischer, Roger Lee, Chelsea Stoner, Dharmesh Thakker and Scott Tobin. The managing members of BP XI SF who may be deemed to share voting and dispositive power with respect to the shares held by BV XI-A SF and BV XI-B SF are Neeraj Agrawal, Michael Brown, Jesse Feldman, Russell Fleischer, Roger Lee, Chelsea Stoner, Dharmesh Thakker and Scott Tobin. The managing members of BP Select I who may be deemed to share voting and dispositive power with respect to the shares held by BV Select I and BIP Select I are Neeraj Agrawal, Michael Brown, Morad Elhafed, Jesse Feldman, Russell Fleischer, Roger Lee, Chelsea Stoner, Dharmesh Thakker and Scott Tobin. Each of the foregoing persons disclaims beneficial ownership of these shares except to the extent of his/her pecuniary interest therein. The address of each of these entities is One Marina Park Drive, Suite 1100, Boston, Massachusetts 02210.

(2)
Based on our records and a Schedule 13G filed with the SEC on February 14, 2025 with respect to shares of our common stock owned as of December 31, 2024. Consists of (i) 3,989,222 shares of Class A common stock held by Bessemer Venture Partners VIII L.P. ("Bessemer VIII"), (ii) 4,797,611 shares of Class A common stock held by Bessemer Venture Partners VIII Institutional L.P. ("Bessemer VIII Institutional"), (iii) 214,268 shares of Class A common stock held by 15 Angels II LLC ("15 Angels," and together with Bessemer VIII and Bessemer VIII Institutional, the "Bessemer Entities"), and (iv) 2,470 shares of Class A common stock held by Cloud All Star Fund, L.P. ("CASF"). Certain affiliates of the Bessemer Entities own a material interest in Cloud All Star Fund GP, LLC, the general partner of CASF, which has voting and dispositive power with respect to the shares held by CASF. 15 Angels is a subsidiary of Bessemer VIII Institutional. Deer VIII & Co. L.P. ("Deer VIII L.P.") is the general partner of Bessemer VIII and Bessemer VIII Institutional. Deer VIII & Co. Ltd. ("Deer VIII Ltd.") is the general partner of Deer VIII L.P. Byron Deeter, David Cowan, Jeremy Levine, Robert P. Goodman, Scott Ring, Sandra Grippo and Robert M. Stavis are the directors of Deer VIII Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the securities held by the Bessemer Entities are made by the directors of Deer VIII Ltd. acting as an investment committee. Byron Deeter disclaims beneficial ownership of the ServiceTitan shares held by the Bessemer Entities and CASF except to the extent of his pecuniary interest, if any, in such securities through any indirect interest in the Bessemer Entities and CASF. The address for the Bessemer Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538. The address for CASF is 180 Lytton Avenue, Palo Alto, CA 94301.
(3)
Based on our records and a Schedule 13G filed with the SEC on February 14, 2025 with respect to shares of our common stock owned as of December 31, 2024. Consists of (i) 5,097,608 shares of Class A common stock held by ICONIQ Strategic Partners II, L.P. ("ICONIQ II"), (ii) 3,990,638 shares of Class A common stock held by ICONIQ Strategic Partners II-B, L.P. ("ICONIQ II-B"), (iii) 2,099,760 shares of Class A common stock held by ICONIQ Strategic Partners II CO-INVEST, L.P. ST Series ("Co-invest II Series ST"), (iv) 857,142 shares of Class A common stock held by ICONIQ Strategic Partners II CO-INVEST, L.P. ST-2 Series ("Co-invest II Series ST-2"), (v) 910,622 shares of Class A common stock held by ICONIQ Strategic Partners III, L.P. ("ICONIQ III"), (vi) 973,006 shares of Class A common stock held by ICONIQ Strategic Partners III-B, L.P. ("ICONIQ III-B"), (vii) 522,470 shares of Class A common stock held by ICONIQ Strategic Partners V, L.P. ("ICONIQ V"), (viii) 700,688 shares of Class A common stock held by ICONIQ Strategic Partners V-B, L.P. ("ICONIQ V-B"), (ix) 247,163 shares of Class A common stock held by ICONIQ Strategic Partners V, Co-Invest, L.P. (Series ST) ("Co-invest V Series ST"), and (x) 111,891 shares of Class A common stock held by ICONIQ Strategic Partners V, Co-Invest, L.P. (Series ST2) ("Co-invest V Series ST2," and collectively, the "ICONIQ Growth Entities").

ICONIQ Strategic Partners II GP, L.P., or ICONIQ GP II, is the general partner of ICONIQ II, ICONIQ II-B, Co-invest II Series ST and Co-invest Series II ST-2. ICONIQ Strategic Partners II TT GP, Ltd. ("ICONIQ Parent GP II"), is the general partner of ICONIQ GP II. ICONIQ Strategic Partners III GP, L.P. ("ICONIQ GP III"), is the general partner of ICONIQ III and ICONIQ-B. ICONIQ Strategic Partners III TT GP, Ltd. ("ICONIQ Parent GP III"), is the general partner of ICONIQ GP III. ICONIQ Strategic Partners V GP, L.P. ("ICONIQ GP V") is the general partner of ICONIQ V, ICONIQ V-B, Co-invest V Series ST and Co-invest V Series ST2. ICONIQ Strategic Partners V TT GP, Ltd. ("ICONIQ Parent GP V") is the general partner of ICONIQ GP V. Divesh Makan and William Griffith are the sole equity holders of ICONIQ Parent GP II and ICONIQ Parent GP III and Divesh Makan,

William Griffith and Matthew Jacobson are the sole equity holders of ICONIQ Parent GP V and may each be deemed to have voting, investment and dispositive power with respect to the shares held by the ICONIQ Growth Entities, as applicable. The address for the ICONIQ Growth Entities is c/o ICONIQ Capital, LLC, 50 Beale Street, Suite 2300, San Francisco, California 94105.

(4)
Based on a Schedule 13G filed with the SEC on February 13, 2025 with respect to shares of our common stock owned as of December 31, 2024. Consists of 5,107,469 shares of Class A common stock held by TPG Tech Adjacencies II Sherpa, L.P., a Delaware limited partnership, whose general partner is TPG Tech Adjacencies II SPV GP, LLC, a Delaware limited liability company, whose managing member is TPG Tech Adjacencies GenPar II, L.P., a Delaware limited partnership, whose general partner is TPG Tech Adjacencies GenPar II Advisors, LLC, a Delaware limited liability company, whose managing member is TPG Operating Group I, L.P., a Delaware limited partnership, whose general partner is TPG Holdings I-A, LLC, a Delaware limited liability company, whose sole member is TPG Operating Group II, L.P., a Delaware limited partnership, whose general partner is TPG Holdings II-A, LLC, a Delaware limited liability company, whose sole member is TPG GPCo, LLC, a Delaware limited liability company, whose sole member is TPG Inc., a Delaware corporation, whose shares of Class B common stock (which represent a majority of the combined voting power of the common stock) are held collectively by (i) TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, (ii) Alabama Investments (Parallel), LP, a Delaware limited partnership, whose general partner is Alabama Investments (Parallel) GP, LLC, a Delaware limited liability company, or Alabama Investments, (iii) Alabama Investments (Parallel) Founder A, LP, a Delaware limited partnership, whose general partner is Alabama Investments, and (iv) Alabama Investments (Parallel) Founder G, LP, a Delaware limited partnership, whose general partner is Alabama Investments.

The managing member of each of TPG Group Holdings (SBS) Advisors, LLC and Alabama Investments is TPG GP A, LLC, a Delaware limited liability company, which is controlled by entities owned by James G. Coulter and Jon Winkelried. Because of the relationship of Messrs. Coulter and Winkelried to TPG GP A, LLC, each of Messrs. Coulter and Winkelried may be deemed to beneficially own the securities held by TPG Tech Adjacencies II Sherpa, L.P. Messrs. Coulter and Winkelried disclaim beneficial ownership of the securities held by TPG Tech Adjacencies II Sherpa, L.P. except to the extent of their pecuniary interest therein, if any. The address of each of TPG GP A, LLC and each of Messrs. Coulter and Winkelried is c/o TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(5)
Consists of (i) 4,915,215 shares of Class B common stock held by the AMKE Trust dated February 1, 2019, of which Mr. Mahdessian and his spouse are the trustees, (ii) 614,402 shares of Class B common stock held by a grantor retained annuity trust of which Mr. Mahdessian is the trustee, (iii) 614,402 shares of Class B common stock held by a grantor retained annuity trust, of which Mr. Mahdessian’s spouse is the trustee, and (iv) 1,022,029 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of the Beneficial Ownership Date.
(6)
Consists of (i) 4,108,065 shares of Class B common stock held by Mr. Kuzoyan, (ii) 1,700,000 shares of Class B common stock held by the K-A Family Trust dated December 6, 2021, of which Mr. Kuzoyan and his spouse are the trustees, (iii) 726,006 shares of Class B common stock held by a grantor retained annuity trust, of which Mr. Kuzoyan is the trustee, (iv) 726,006 shares of Class B common stock held by a grantor retained annuity trust, of which Mr. Kuzoyan’s spouse is the trustee, (v) one share of Class B common stock held by Mr. Kuzoyan’s spouse, and (vi) 1,022,029 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of the Beneficial Ownership Date. Of the shares of Class B common stock beneficially owned by Mr. Kuzoyan, 1,700,000 shares of Class B common stock are pledged as collateral to secure personal indebtedness pursuant to the loan agreements.
(7)
Consists of 39,331 shares of Class A common stock.
(8)
Consists of (i) 1,682,758 shares of Class A common stock held by Index Ventures Growth IV (Jersey), L.P., (ii) 248,429 shares of Class A common stock held by Index Ventures Growth V (Jersey), L.P., and (iii) 36,785 shares of Class A common stock held by Yucca (Jersey) SLP ("Yucca"). Index Ventures Growth Associates IV Limited ("IVGA IV"), is the managing general partner of Index Ventures Growth IV (Jersey), L.P. and may be deemed to have voting and dispositive power over the shares held by such fund. Index Ventures Growth Associates V Limited ("IVGA V"), is the managing general partner of Index Ventures Growth V (Jersey), L.P. and may be deemed to have voting and dispositive power over the shares held by such fund. Yucca is the administrator of Index co-investment vehicles that are contractually required to mirror the relevant funds’ investment, and IVGA IV and IVGA V may be deemed to have voting and dispositive power over their respective allocations of shares held by Yucca. David Hall, Phil Balderson, Brendan Boyle and Nigel Greenwood are the members of the board of directors of IVGA IV and IVGA V, and investment and voting decisions with respect to the shares over which IVGA IV and IVGA V may be deemed to have voting and dispositive power are made by such directors collectively. Nina Achadjian, one of our directors, is a partner within the Index Ventures Group but does not hold voting or dispositive power over the shares held by the Index funds. The address for each of these entities is 5th Floor, 44 Esplanade, St. Helier, JE1 3FG, Jersey, Channel Islands.

(9)
Consists of shares listed in footnote 1 above held of record by entities affiliated with Battery Ventures. Mr. Brown, one of our directors, may be deemed to share voting and dispositive power with respect to such shares. Mr. Brown disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.
(10)
Consists of (i) 9,885 shares of Class A common stock and (ii) 67,500 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of the Beneficial Ownership Date.
(11)
Consists of shares listed in footnote 2 above held of record by the Bessemer Entities and CASF. Mr. Deeter, one of our directors, is a Partner of Bessemer Venture Partners and, therefore, may be deemed to share voting and dispositive power with respect to such shares. Mr. Deeter disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.
(12)
Consists of the shares listed in footnote 3 above held of record by the ICONIQ Growth Entities.
(13)
Consists of (i) 31,359,188 shares of Class A common stock beneficially owned by our current executive officers and directors, (ii) 67,500 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of the Beneficial Ownership Date, (iii) 13,404,097 shares of Class B common stock beneficially owned by our current executive officers and directors and (iv) 2,044,058 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of the Beneficial Ownership Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below each transaction or and series of similar transactions since February 1, 2024, and each currently proposed transaction, to which we were a participant or will be a participant, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Investors’ Rights Agreement

We are party to an Amended and Restated Investors’ Rights Agreement ("IRA"), dated as of July 27, 2023, that provides, among other things, that certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

Employment of Immediate Family Members

Areni Mahdessian, the sister of Ara Mahdessian, one of our executive officers and a member of our board of directors, has been employed by us in a non-executive capacity since April 2016 and currently serves as Director, Product Management. Ms. Mahdessian’s cash compensation in fiscal 2025 was $310,469, and was comprised of salary, bonus, 401(k) contributions, health insurance, and technology reimbursement. In fiscal 2025, Ms. Mahdessian was granted 2,222 RSUs. Ms. Mahdessian’s total compensation and benefits are in line with employees of comparable experience that held similar roles.

Levon Kuzoyan, the brother of Vahe Kuzoyan, one of our executive officers and a member of our board of directors, has been employed by us in a non-executive capacity from April 2015 through December 2024, at which time he served as a Corporate Solutions Engineer. Mr. Kuzoyan’s total cash compensation in fiscal 2025 was approximately $55,660, and was comprised of salary, bonus, and technology reimbursement. In fiscal 2025, Mr. Kuzoyan was granted 64 RSUs. Mr. Kuzoyan’s total compensation and benefits are in line with employees of comparable experience that held similar roles.

Commercial Arrangements

DialPad, Inc.

We have a commercial relationship with DialPad, Inc. (“DialPad”). Entities affiliated with ICONIQ Growth, a beneficial owner of greater than 5% of our Class A common stock, hold a greater than 10% equity interest in DialPad. William Griffith, a member of our board of directors since November 2016, is a director of the General Partner of several ICONIQ Growth entities. Mr. Griffith has not been involved in any discussions regarding the commercial relationship between the company and DialPad. During fiscal 2025 and through March 31, 2025, we made and accrued service payments to DialPad of $4.3 million.

Other Transactions

We have granted stock options and RSUs to our executive officers and certain of our directors, including the Co-Founder PSUs. See the sections titled “Executive Compensation—Outstanding Equity Awards at Year-End” and “Management—Non-Employee Director Compensation” for a description of these stock options and RSUs.

To facilitate the exchange of an aggregate of 13,404,097 shares of Class A common stock held by our Co-Founders and their respective affiliates for an equivalent number of shares of our Class B common stock immediately prior to the completion of our initial public offering (the “Class B Stock Exchange”), we entered into an exchange agreement with our Co-Founders in December 2024, pursuant to which 13,404,097 shares of our Class A common stock beneficially owned by our Co-Founders and their respective affiliates were automatically exchanged for an equivalent number of shares of our Class B common stock immediately prior to the completion of our initial public offering.

In connection with the Reclassification, we approved the Equity Award Designations, pursuant to which the shares of our common stock underlying stock options and RSUs held by our Co-Founders, including the Co-Founder PSUs, were designated as Class B common stock.

We entered into change of control and severance agreements with our current executive officers that, among other matters, provide for certain severance and change of control benefits. For additional information, refer to the section titled “Executive Compensation—Potential Payments upon Termination or Change of Control.”

Director and Officer Indemnification and Insurance

Our amended and restated certificate of incorporation and amended and restated bylaws provide for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), subject to certain limited exceptions. In connection with our initial public offering, we entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We have also obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. Our audit committee has the primary responsibility for reviewing and approving or disapproving related party transactions, which, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, are transactions, relationships or arrangements, or any series of transactions, relationships or arrangements, between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

QUESTIONS AND ANSWERS ABOUT OUR PROXY

MATERIALS AND THE ANNUAL MEETING

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. The Annual Meeting will be held on Wednesday, June 18, 2025, at 12:00pm PT as a completely virtual meeting. Stockholders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTAN2025, where you will be able to listen to the meeting live, submit questions and vote your shares online during the meeting. The Notice containing instructions on how to access this proxy statement and our 2025 Annual Report is first being mailed on or about May 5, 2025 (U.S. Eastern Time), to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

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The election of Tim Cabral, William Hsu, and Ara Mahdessian as our Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified.
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The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

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“FOR” the election of Tim Cabral, William Hsu, and Ara Mahdessian as our Class I directors; and
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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026.

Who is entitled to vote?

The Record Date for the Annual Meeting is April 23, 2025. Holders of our Class A common stock and holders of our Class B common stock as of the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, there were 77,236,428 shares of our Class A common stock outstanding and 13,404,097 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

What is the difference between being a “Registered Stockholder” and holding shares in “street name” as a “Beneficial Holder”?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee, who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares at the Annual Meeting with the 16-digit control number received from your broker, bank or other nominee. If you receive materials related to the Annual Meeting from your broker, bank or other nominee that does not reference a 16-digit control number, follow the instructions included in your proxy materials on how to attend and participate in our virtual meeting. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders” or “beneficial owners.”

How many votes are needed for approval of each proposal?

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Proposal No. 1: The election of directors requires a plurality of the votes cast to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors until all board of directors seats are filled. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director.
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Proposal No. 2: The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) to be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions are not counted as votes cast, and thus will have no effect on this proposal. This proposal is considered a routine matter such that a broker, bank or other nominee can generally vote in its discretion; therefore, no broker non-votes are expected in connection with this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of our stockholders and conduct business under our amended and restated bylaws and Delaware law. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions, “WITHHOLD” votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

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by Internet at www.proxyvote.com or via the QR code on your Notice or proxy card, 24 hours a day, seven days a week, until 11:59pm ET on June 17, 2025 (please have your Notice or proxy card in hand when you visit the website);
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by toll-free telephone at 1-800-690-6903, until 11:59pm ET on June 17, 2025 (please follow the instructions on your proxy card);
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by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
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by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTAN2025, where you may vote and submit questions during the meeting (please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote in advance of the Annual Meeting by returning a voting instruction form and may be able to vote by telephone or on the Internet, depending on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may vote your shares live at the virtual Annual Meeting with the 16-digit control number you obtain a legal proxy from your broker, bank or other nominee. If you receive materials related to the Annual Meeting from your broker, bank or other nominee that does not reference a 16-digit control number, follow the instructions included in your proxy materials on how to attend and participate in our virtual meeting.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

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entering a new vote by Internet or by telephone;
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completing, signing and returning a later-dated proxy card;
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notifying the Secretary of ServiceTitan, Inc., in writing, at ServiceTitan, Inc., 800 N. Brand Blvd., Suite 100, Glendale, California 91203, Attention: Secretary; or
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attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

What do I need to do to attend and participate in the Annual Meeting?

All holders of our common stock as of the Record Date will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTAN2025 and entering the 16-digit control number included on the Notice, proxy card or voting instruction form and submit questions during the meeting, with a limit of one question per stockholder. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to our business operations will be answered.

The Annual Meeting webcast will begin promptly at 12:00pm PT. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45am PT, and you should allow ample time for the check-in procedures.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians to assist you if you experience technical difficulties accessing the Annual Meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 844-986-0822 (domestic) or 303-562-9302 (international).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Ara Mahdessian, Dave Sherry, and Olive Huang have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as set forth above. If any matters not described in this proxy statement are properly presented at the Annual Meeting pursuant to our amended and restated bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our 2025 Annual Report, primarily via the Internet. The Notice, which contains instructions on how to access our proxy materials via the Internet, is first being mailed on or about May 5, 2025, to all of our stockholders of record as of the Record Date. Stockholders in street name will receive the Notice from their broker, bank or other nominee. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of our stockholders in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of our proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares of our common stock that are held of record by such brokers, banks, or other nominees. In addition to the use of mail, proxies may be solicited by telephone, electronic communications, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker or other intermediary will have discretion to vote your shares on our sole “routine” matter, which is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026. Your broker or other intermediary will not have discretion to vote on any other proposals, which are all “non-routine” matters, absent direction from you. We refer to the absence of a vote on a non-routine proposal for which a broker has not received instructions as a “broker non-vote.”

Why is the Annual Meeting being conducted as a virtual meeting?

The Annual Meeting will again be a completely virtual meeting of stockholders, which we believe provides the opportunity for participation by a broader group of stockholders while reducing the environmental impact and the costs associated with in-person meetings. We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate from any location around the world.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will instead file a Current Report on Form 8-K with the preliminary results within four business days after the Annual Meeting and an amendment to the Current Report on Form 8-K with the final results as soon as such final results become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure, which the SEC has approved, called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Applicable stockholders who have not provided instructions against householding will continue to receive the Notice and, if applicable, our proxy materials in this manner in subsequent years until they are notified otherwise or until they revoke their consent. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon the written or oral request of a stockholder of record, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to such stockholder at the shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder of record is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact Broadridge Financial Solutions, Inc. (“Broadridge”):

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by mail: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717
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by telephone: 1-800-579-1639
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by email: sendmaterial@proxyvote.com

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at next year’s annual meeting of stockholders?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2026 annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of stockholders, such written proposal must be delivered, or mailed and received, by our Secretary at the address below not later than January 2, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Stockholder proposals should be addressed to:

ServiceTitan, Inc.

Attention: Secretary

800 N. Brand Blvd., Suite 100

Glendale, California 91203

In connection with our 2026 annual meeting of stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board of directors, or (iii) properly brought before such annual meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2026 annual meeting of stockholders, our Secretary must receive the written notice at the address above:

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no earlier than the close of business on February 18, 2026; and
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no later than the close of business on March 20, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, by no earlier than the close of business on the 120th day before the first anniversary of the Annual Meeting and no later than the close of business on the later of:

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the 90th day prior to our 2026 annual meeting of stockholders; or
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the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2026 annual meeting of stockholders.

If a stockholder who has properly notified us of their or its intention to present a proposal at an annual meeting of stockholders does not appear to present their or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must timely provide the notice and information required by our amended and restated bylaws, which, in general, require that such notice and information be received by our Secretary within the time periods described above under the heading within this section titled “Stockholder Proposals" for stockholder proposals that are not intended to be included in a proxy statement. In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

Availability of Bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at https://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended January 31, 2025, are included in our 2025 Annual Report, which we will make available to stockholders along with this proxy statement. This proxy statement and our annual report are posted on our website at https://investors.servicetitan.com and are available from the SEC at its website at https://www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to ServiceTitan, Inc., Attention: Investor Relations, 800 N. Brand Blvd., Suite 100, Glendale, California 91203.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

Ara Mahdessian

Co-Founder, Chief Executive Officer and Chairperson of the Board of Directors

Glendale, California

May 5, 2025

SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TTAN2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SERVICETITAN, INC.800 N. BRAND BLVD., SUITE 100GLENDALE, CALIFORNIA 91203V74692-P26469SERVICETITAN, INC.To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.FOR All WITHHOLD AllFOR All ExceptThe Board of Directors recommends you vote FOR the following:!!!1. To elect three Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified. Nominees:01) Tim Cabral02) William Hsu03) Ara MahdessianFORABSTAINAGAINSTThe Board of Directors recommends you vote FOR the following proposal:!!!2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year endingJanuary 31, 2026.NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the Annual Meeting or any adjournments, continuations, or postponements thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.V74693-P26469SERVICETITAN, INC.ANNUAL MEETING OF STOCKHOLDERSJUNE 18, 2025 12:00 PM PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Ara Mahdessian, Dave Sherry, and Olive Huang, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of ServiceTitan, Inc. that the stockholder(s)is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 pm Pacific Time, on June 18, 2025, virtuallyat www.virtualshareholdermeeting.com/TTAN2025, and any adjournment, continuation, or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments, continuations, or postponements thereof.CONTINUED AND TO BE SIGNED ON REVERSE SIDE